UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2025

CRH public limited company

(Exact name of registrant as specified in its charter)

Ireland	001-32846	98-0366809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Stonemason’s Way, Rathfarnham,
Dublin 16, D16 KH51, Ireland
(Address of principal executive offices)

+353 1 404 1000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares of €0.32 each	CRH	New York Stock Exchange
5.200% Guaranteed Notes due 2029	CRH/29	New York Stock Exchange
5.125% Guaranteed Notes due 2030	CRH/30	New York Stock Exchange
6.400% Notes due 2033	CRH/33A	New York Stock Exchange
5.400% Guaranteed Notes due 2034	CRH/34	New York Stock Exchange
5.500% Guaranteed Notes due 2035	CRH/35	New York Stock Exchange
5.875% Guaranteed Notes due 2055	CRH/55	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

☐ Emerging Growth Company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(e) of the Exchange Act ☐

Item 8.01	Other Events.

Offering of U.S. Dollar Guaranteed Notes

On October 9, 2025, CRH America Finance, Inc. (“America Finance”), a wholly owned subsidiary of CRH public limited company (“CRH plc”), completed the issuance and sale of the securities described below pursuant to an underwriting agreement, dated as of October 6, 2025, between CRH plc, America Finance and BofA Securities, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein (the “Underwriting Agreement”). Pursuant to the Underwriting Agreement, America Finance agreed to issue and sell to the underwriters named therein (i) $1,000,000,000 aggregate principal amount of 4.400% Guaranteed Notes due 2031 (the “2031 notes”), (ii) $1,000,000,000 aggregate principal amount of 5.000% Guaranteed Notes due 2036 (the “2036 notes”) and (iii) $500,000,000 aggregate principal amount of 5.600% Guaranteed Notes due 2056 (the “2056 notes” and together with the 2031 notes and the 2036 notes, the “Notes”), fully and unconditionally guaranteed by CRH plc as to the principal, interest, premium, if any, and any other amounts payable in respect of them. The Notes were issued in an offering registered under the U.S. Securities Act of 1933, as amended (the “Securities Act”), and issued pursuant to an Indenture, dated as of May 21, 2024, between CRH plc, America Finance and The Bank of New York Mellon, as trustee (the “Indenture”), and an officer’s certificate, dated as of October 9, 2025, by America Finance and CRH plc with respect to the Notes (the “Officer’s Certificate”).

The net proceeds of the offering of Notes are expected to be used for general corporate purposes. The disclosure in this Item 8.01 is qualified in its entirety by the provisions of the Indenture, filed as Exhibit 4.1 hereto, the Underwriting Agreement, filed as Exhibit 1.1 hereto, the Officer’s Certificate, filed as Exhibit 4.2 hereto, and the forms of global notes evidencing the Notes included therein, each of which are incorporated herein by reference. In connection with the issuance and sale of the Notes, legal opinions regarding the validity of the Notes are filed as Exhibits 5.1 and 5.2 to this Form 8-K for the purpose of incorporating such opinions into the Registration Statement of CRH plc on Form S-3 (No. 333-279349).

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

1.1	Underwriting Agreement, dated as of October 6, 2025, between CRH plc, CRH America Finance, Inc. and BofA Securities, Inc., HSBC Securities (USA) Inc., ING Financial Markets LLC, Santander US Capital Markets LLC, TD Securities (USA) LLC and Wells Fargo Securities, LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of May 21, 2024, between CRH plc, CRH America Finance, Inc. and The Bank of New York Mellon (incorporated by reference to Exhibit 4.1 to the Company’s Current Report on Form 8-K filed on May 21, 2024).

4.2	Officer’s Certificate of CRH America Finance, Inc. and CRH plc pursuant to Sections 102 and 301 of the Indenture, dated October 9, 2025, setting forth the terms of (i) the 4.400% Guaranteed Notes due 2031, (ii) the 5.000% Guaranteed Notes due 2036 and (iii) the 5.600% Guaranteed Notes due 2056.

4.3	Form of 4.400% Guaranteed Notes due 2031 (included in Exhibit 4.2).

4.4	Form of 5.000% Guaranteed Notes due 2036 (included in Exhibit 4.2).

4.5	Form of 5.600% Guaranteed Notes due 2056 (included in Exhibit 4.2).

5.1	Opinion of Arthur Cox LLP, relating to the (i) 4.400% Guaranteed Notes due 2031, (ii) 5.000% Guaranteed Notes due 2036 and (iii) 5.600% Guaranteed Notes due 2056.

5.2	Opinion of Sullivan & Cromwell LLP, relating to the (i) 4.400% Guaranteed Notes due 2031, (ii) 5.000% Guaranteed Notes due 2036 and (iii) 5.600% Guaranteed Notes due 2056.

23.1	Consent of Arthur Cox LLP (included in Exhibit 5.1).

23.2	Consent of Sullivan & Cromwell LLP (included in Exhibit 5.2).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 9, 2025

CRH public limited company

/s/ Nancy Buese
By:	Nancy Buese
Chief Financial Officer